UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

_____________________

Date of Report (Date of earliest event reported) November 17, 2003

Piccadilly Cafeterias, Inc.
(Exact name of registrant as specified in its charter)

Louisiana (State of incorporation)	1-11754 (Commission File Number)	72-0604977 (IRS Employer Identification No.)
3232 Sherwood Forest Boulevard, Baton Rouge, Louisiana (Address of principal executive offices)	70816 (Zip Code)

(225) 293-9440
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

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Item 5. Other Events.

            On November 17, 2003, the Company issued a press release, filed herewith as Exhibit 99, announcing that the Company has been notified by the American Stock Exchange of its intention to delist the Company's common stock.

(c)	Exhibits.
	99	Press Release dated November 17, 2003.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PICCADILLY CAFETERIAS, INC.

By: /s/ W. Scott Bozzell
W. Scott Bozzell Executive Vice President and Secretary

Date:    November 17, 2003